Commonwealth Annuity and Life Insurance Company	commonwealthannuity.com
132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 – phone 508-460-2401 – fax	* 800.828.2752 – * 800.782.8321 – * 800.533.7881 –	Commonwealth Annuity Value Generation Directed Advisory Solutions Exec Annuity Plus, Commonwealth Annuity Advantage, Immediate Variable Annuity, Commonwealth Annuity Premier Choice

Commonwealth Annuity and Life Insurance Company

a Goldman Sachs Company

ANNUAL REPORT – 12/31/2008

FOR CONTRACT HOLDERS OF:	EXEC ANNUITY PLUS, COMMONWEALTH ANNUITY ADVANTAGE, IMMEDIATE VARIABLE ANNUITY, COMMONWEALTH ANNUITY PREMIER CHOICE, DIRECTED ADVISORY SOLUTIONS AND ALLMERICA VALUE GENERATION

March 17, 2009

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Subj:	Separate Account VA-K
1940 Act Registration Number: 811-6293
1933 Act Registration Numbers: 33-39702, 333-81861, 333-38274, 333-90543, 333-87099
CIK: 0000873802
Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-K, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust	1046292	February 27, 2009
AIM Variable Insurance Funds	896435	February 26, 2009
AllianceBernstein Variable Products Series Fund, Inc.	825316	February 23, 2009
Delaware VIP Trust	814230	February 26, 2009
DWS Investments VIT Funds	1006373	February 25, 2009 February 25, 2009

DWS Variable Series II	810573	February 27, 2009
Eaton Vance Variable Trust	1121746	March 2, 2009
Fidelity Variable Insurance Products Fund	356494	March 11, 2009
Fidelity Variable Insurance Products Fund II	831016	March 11, 2009
Fidelity Variable Insurance Products Fund III	927384	March 6, 2009
Franklin Templeton Variable Insurance Products Trust	837274	February 24, 2009
Janus Aspen Series	906185	February 26, 2009
MFS® Variable Insurance TrustSM	918571	March 9, 2009
Oppenheimer Variable Account Funds	752737	February 25, 2009
Pioneer Variable Contracts Trust (Class II)	930709	February 27, 2009
T. Rowe Price International Series, Inc.	918292	February 20, 2009

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ SCOTT D. SILVERMAN

Scott D. Silverman
Vice President, General Counsel

and Corporate Secretary

Commonwealth Annuity and Life Insurance Company

132 Turnpike Road, Suite 210 * Southborough, MA 01772